

Omnicare

Barclays Global Healthcare Conference

March 12, 2013

Forward-Looking Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to the most comparable GAAP numbers is posted under "Supplemental Financial Data" in the Investors section of our website at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Omnicare's Primary Businesses

Two Distinct Growth Segments

Long-Term Care Group		Specialty Care Group
Institutional pharmacy	Business Overview	Specialty pharmaceutical services and end-of-life care management
Skilled nursing, assisted living and other chronic care institutions	Customers	Patients, providers, care-givers, nurses, physicians, manufacturers
Industry leader	Market Position	Varies by operating platform
~110 million	Annual Prescriptions	~8 million[(1)]

1. *Prescriptions dispensed not directly correlated to revenues due to division's biopharma commercialization services business.*

Omnicare

Omnicare's Primary Businesses

By the Numbers


2012 Revenue
$10.3M
$1,301.8M
$4,848.3M
Long Term Care
Specialty Care
Other


2012 Adjusted Operating Income(1)(2)
-$181.6M
$131.5M
$614.4M
Long Term Care
Specialty Care
Other

While LTC represents majority of operating income, SCG growth has recently outpaced LTC

1. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.*
2. *Adjusted operating income (EBIT): Represents earnings before interest expense (net of investment income) and income taxes. Omnicare believes that certain investors find EBIT to be a useful tool for measuring a company's operating performance. Omnicare's calculation of EBIT may differ from the calculation of EBIT by others.*

Omnicare

Omnicare's Compelling Ability to Create Value

Focus on Three Priorities

LTC Organic Growth	• Sales and operational realignment • Script growth
SCG Momentum	• Consistent innovation and operating discipline • Rapidly growing market
Efficient Capital Allocation	• Strong cash flow generation • Flexible capital structure • Focus on returning value to shareholders through dividends and share repurchases

Increased Shareholder **Value**

Omnicare

Long-Term Care Group

Omnicare Clinical Services – Competitive Advantage

Clinical Tools Designed to Improve Quality of Care

- Generic Conversion Rates
- Omnicare Select Agent List Reference
- Admissions Preview
- Facility Formulary Implementation (where permissible)
- Prospective Therapeutic Interchange Program
- Utilization Trend Reporting
- Nursing Preview Call Center
- Implementation of Facility-level Pharmacy & Therapeutics Committee


Long-Term Care Group

Omnicare's clinical programs generate average annual **cost savings** of 5%-15% for our facility customers(1)

1. *Varies by customer, based on Omnicare internal data*

Omnicare Pharmacy Operations – Competitive Advantage

Infrastructure Ensures National Reach


MA
CT
NJ
MD
MAP KEY
LTC Hub Pharmacies
of SCG Locations
Corporate office

Omnicare's **national footprint** combined with significant **hub automation** provide advantages in **cost to dispense**

Omnicare

Direct Purchasing of Generics – Competitive Advantage

- Only LTC provider buying generics direct
- Investment in distribution network and automation key differentiator

<u>Typical Lifecycle of a Nonexclusive Generic Drug:</u>



Generic Launch Date
Gross Profit
Time
Branded Drug
Generic Drug

Better economics on generic drugs ensure we are fully aligned with our customers and payers, who also benefit from low-cost generics

NOTE: Graph is for illustrative purposes only. Not representative of every generic drug, as each generic drug has unique characteristics

Omnicare

Omnicare Technology Services – Competitive Advantage

Technology Offering Fully Integrated Through Omniview™

Omnicare's secure web-based worksite for customer **facilities**, **prescribers** and **patients**



Classic Omniview



OmniviewDr



MyOmniview

Customers utilizing Omniview generally experience greater efficiencies and cost savings

Omnicare

Refining Long-Term Care Focus on Operations

- Upon completion of our operational plan, we expect:
  - Improved retention
  - Increased sales



Retention Rate Expectations
Retention Rate
92.3%
2012



Organic Sales Expectations
New Bed Additions
12,991
4Q12

Improved sales and consistent customer retention are key for **consistent organic growth** in Long-Term Care Group

Omnicare

Refining Long-Term Care Focus

Additional Focus on Growing Assisted Living Market

Senior Housing Occupancy Trends[(1)]



92%
91%
90%
89%
88%
87%
86%
85%
2008
2009
2010
2011
2012
Skilled Nursing
Assisted Living
Independent Living

Assisted Living Opportunity

- Increase Penetration Rate
- Expand Customer Base
- Grow with Industry

Differentiated assisted living offering in pilot with potential benefits in 2014 and beyond

1. *Source: National Investment Center (NIC) for the Senior Housing & Care Industry*

Omnicare

Specialty Care Group

Specialty Pharmaceutical Market Trends

Continued Growth for the Foreseeable Future[1][2]



US Drug Spend Market Share – 2011
23%
Traditional Drugs
Specialty Drugs



US Drug Spend Market Share – 2016
42%
Traditional Drugs
Specialty Drugs



Pipeline Products
Specialty Drugs
42%
Traditional Drugs
58%
0%
20%
40%
60%
80%
Share of Development Pipeline

Specialty drug market continues to **grow rapidly** through increased utilization and new drug introductions

1. *Source: IMS Health and Omnicare Data*
2. *Source: EvaluatePharma®: Surveying Tomorrow's BioPharma Landscape – June 2012*

Omnicare

Specialty Care Group – Competitive Advantage

Omnicare's Five Operating Platforms

<table>
<tr><th></th><th>Brand Support Services</th><th>Supply Chain Solutions</th><th>Patient Support Services</th><th>Specialty Pharmacy</th><th>End of Life Care</th></tr>
<tr><td>Customer</td><td colspan="3">Manufacturer</td><td>Third Party Payers</td><td>Hospices</td></tr>
<tr><td>Revenue</td><td colspan="3">Fee for Service Model</td><td>Buy/Sell Model</td><td>Per Diem Model</td></tr>
<tr><td>Product</td><td colspan="3">Manufacturer owns the product</td><td colspan="2">SCG owns the product</td></tr>
</table>

SCG platforms provide a wide range of offerings which provide unique value to our manufacturer clients

Specialty Care Group – Competitive Advantage

Key Differentiators

- Manufacturer-centric
- Independent
- Adaptable
- Integrated

Supply Chain

- Manufacturer distribution direct to patient
- Manufacturer direct to physician for oncology products
- Specialty product management within the LTC channel

Specialty Pharmacy

- Single source product distribution partner
- Patient reimbursement services (co-pay and foundation programs)

Brand Support

- HUB programs for brand message control and consistency
- End to end exclusivity for product

SCG platforms are scalable to accommodate future growth but also flexible to move quickly on new opportunities

Omnicare

Specialty Care Group

Maximizing Internal and External Opportunities



Revenue
(in $ millions)
Revenues
Adjusted Operating Profit (1)
Operating Profit
(in $ millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$140
$120
$100
$80
$60
$40
$20
$0
2010
2011
2012

Omnicare specialty care growth has been robust…
and opportunities exist to further accelerate growth through:

- Continued improvements to the organizational structure
- Penetrating additional disease states in specialty pharmacy platform
- Leveraging long-term care business to create new opportunities
- Biosimilars' pathway to market

1. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Information' from the 'Investors' page.*

Omnicare

Omnicare

Financial Overview

Operating Performance

Three-Year Trend[1] *(in millions, except percentage data)*



$6,750
$6,500
$6,250
$6,000
$5,750
$5,500
$5,250
$5,000
2010
2011
2012
Net Sales



$3.75
$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
2010
2011
2012
Diluted Cash Based EPS



Quarterly Adjusted EBITDA(1) vs. CFFO
(in $ millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
2010
2011
2012
Adjusted EBITDA
Cash Flow from Operations

1. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page*

Omnicare

Capital Allocation Program

Dividend and Share Repurchase Programs



Commitment to Dividend
Dividend Paid
(in $ millions)
$50
$40
$30
$20
$10
$0
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Dividend Yield
2010
2011
2012
Dividend
Dividend Yield



Share Repurchase Program
Shares Repurchases
(in $ millions)
$400
$300
$200
$100
$0
120.0
117.5
115.0
112.5
110.0
Outstanding Shares
(in millions)
2010
2011
2012
Share Repurchases
Average Diluted Share Count

Substantial increase in dividend and share repurchase programs reflect our confidence in the business and our ability to maximize our **strong financial position** and **robust cash flow**

1. *Based on 3/6/13 closing stock price of $37.77 per share*

Omnicare

Financial Performance

Forward-Looking Major Drivers[1]

Major Drivers	2012	2013	2014
• Brand-to-generic	Positive	Neutral	Neutral
• Reimbursement	Negative	Negative	Negative
• Brand Drug Inflation	Positive	Positive	Positive
• Standardization/Automation/System (OCEAN) Initiatives	Neutral	Positive	Positive
• Script Growth – Long-Term Care	Neutral	Neutral	Positive
• Specialty Care Group	Positive	Positive	Positive
• Share Repurchases[2]	Positive	Positive	Positive
• Cash Based EPS Adjustments	Neutral	Neutral	Neutral

1. *Information on this slide is not intended to represent the company's financial guidance for 2013 through 2015*
2. *Remaining share repurchase authorization in 2013 and 2014 only*

Omnicare

Omnicare's Compelling Ability to Create Value

Poised to Drive Further Value Creation



Omnicare
Competitive differentiators…
Compelling opportunity…
Positioned to Capitalize…
Captial Allocation…
• Clinical Expertise
• Integrated offering
• Purchasing abilities
• Operating infrastructure
Creating Value
• Demographic trends
• Specialty market
• Return to shareholders
• Attractive acquisitions

Omnicare



Omnicare

Barclays Global Healthcare Conference

March 12, 2013